Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Text Block]
13.	Subsequent events

Subsequent to the year end, the Company issued 2,000,000 to JAL in accordance with the amended option agreement (Note 6).

Subsequent to the year end the Company completed private placement (Note 4) and issued 3,400,000 units for an aggregate cash proceeds of $85,000, of which, $54,000 was received in 2011 and is included in share subscription received in the trial balance. Each unit of the Offering will consist of one flow-through common share of the Company and one common share purchase warrants of the Company. Each warrant will entitle the holder thereof to purchase one common share of the Company at an exercise price of $0.035 and expire on September 13, 2013.

Subsequent to the year end 500,000 purchase warrants of the Company were exercised for cash proceeds of $15,000.